SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 30, 2002

VERSANT CORPORATION

(Exact name of Registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

000-28540	94-3079392
(Commission File Number)	(IRS Employer Identification No.)

6539 Dumbarton Circle,
Fremont, California 94555
(Address of principal executive offices) (Zip Code)

(510) 789-1500

(Registrant’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Item 5.  Other Events.

                    On September 30, 2002 the Registrant announced that its request to transfer the listing of its common stock from the NASDAQ National Market to the NASDAQ SmallCap Market had been approved. The transfer will be effective Tuesday October 1, 2002 and the stock will continue to trade under the ticker symbol VSNT.

                    A copy of the Registrant’s press release announcing this change is attached as an exhibit under Item 7(c) of this report.

Item 7.  Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit Number	Exhibit Title or Description

99.01	Press Release issued by the Registrant on September 30, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2002	VERSANT CORPORATION

By:	/s/ Lee McGrath
Lee McGrath
Vice President, Finance and Administration, Chief Financial Officer and Secretary

Exhibit Index

Exhibit Number	Exhibit Title or Description

99.01	Press Release issued by the Registrant on September 30, 2002.